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                                                                   EXHIBIT 10.17


                             CONTRIBUTION AGREEMENT


                  This CONTRIBUTION AGREEMENT ("Contribution Agreement"), dated as of September 19, 2002, is entered into among Swift Foods Company, a Delaware corporation ("Holdco"), S&C Holdco 2, Inc., a Delaware corporation ("S&C Holdco 2"), S&C Holdco 3, Inc., a Delaware corporation ("S&C Holdco 3") and Swift & Company, a Delaware corporation ("U.S. Acquisition Co.").

RECITALS:

                  A. Holdco is party to that certain Agreement, as amended, dated May 20, 2002 (the "Agreement"), among Holdco, ConAgra Foods, Inc., a Delaware corporation ("ConAgra") and HMTF Rawhide, L.P., a Delaware limited partnership, pursuant to which Holdco will purchase the United States beef, pork and lamb processing businesses, the Australian beef business and the United States cattle feeding operations of ConAgra; and

                  B. Pursuant to the terms of the Agreement, ConAgra has agreed to indemnify and hold harmless (subject to the overall limitations, minimum amounts, time limitations and limitations on recourse and other limits set forth in Article 12 of the Agreement) Holdco and each of its subsidiaries and each of their respective officers, directors and employees from and against any and all damages, losses, claims, Liabilities, demands, charges, suits, proceedings, penalties, costs and expenses arising out of certain specified actions or causes of action; and

                  C. Holdco, S&C Holdco 2, S&C Holdco 3 and U.S. Acquisition Co. desire to enter into this Agreement to provide for the contribution or payment to U.S. Acquisition Co. of any amounts received by Holdco, S&C Holdco 2, S&C Holdco 3 or any of their respective subsidiaries from ConAgra or its Affiliates pursuant to indemnification claims under the Agreement.

AGREEMENT:

                  1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

                  2. Contribution Transaction. From and after the Closing, each of Holdco, S&C Holdco 2 and S&C Holdco 3 agrees, jointly and severally, to contribute or otherwise pay over, or cause any of their subsidiaries (other than Swift Cattle Holdco, Inc., a Delaware corporation, and Monfort Finance Company, Inc., a Colorado corporation) to contribute or otherwise pay over, to U.S. Acquisition Co. any amounts they receive from ConAgra or its Affiliates pursuant to indemnification claims under the Agreement (other than amounts required to be refunded to ConAgra pursuant to offset provisions in the Agreement) and any amounts obtained from other sources (including insurance claims with respect to the Garden City plant or the proceeds from the sale of



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ConAgra's United States cattle feeding operations) which are applied to offset any indemnification claims that U.S. Acquisition Co. could otherwise make under the Agreement.

                  3. Representations. Each of Holdco, S&C Holdco 2, S&C Holdco 3 and U.S. Acquisition Co. hereby represents and warrants, jointly and severally, that (i) it has all requisite corporate power and authority, and has taken all corporate action necessary, to execute and deliver this Contribution Agreement and to perform its obligations hereunder, and (ii) this Contribution Agreement has been duly executed and constitutes the legal, valid and binding obligation of such party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject to general principles of equity.

                  4. Assignment. Neither this Contribution Agreement nor any of the rights or obligations hereunder may be assigned by any party hereto without the prior written consent of each other party hereto; provided, however, that to the extent requested by a lender pursuant to the Senior Bank Commitment Letter, the parties shall execute and deliver such documents as may be necessary to effect a collateral assignment of the rights arising under this Contribution Agreement to the lenders under the Senior Bank Commitment Letter. Subject to the foregoing, this Contribution Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  5. Miscellaneous.

                           5.1 Terms Generally. The headings of Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Contribution Agreement. Unless the context shall otherwise require, any reference to any agreement or other instrument is to it as amended and supplemented from time to time.

                           5.2 Amendments. This Contribution Agreement may not be amended or supplemented nor may any rights hereunder be waived, except in a writing signed by each of the parties affected thereby.

                           5.3 Severability. If any provision or any part of any provision of this Contribution Agreement is held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect the validity or enforceability of any other provision of this Contribution Agreement or part hereof which shall continue in full force and effect.

                           5.4 Counterparts. This Contribution Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, each of which shall be regarded as an original and all of which shall constitute one and the same instrument.



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                           5.5 Governing Law. This Contribution Agreement and
         the legal relations among the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to choice of law or conflicts of law provisions, applicable to contracts made and performed in Delaware.

                           5.6 Consent to Jurisdiction. THE PARTIES HERETO HEREBY IRREVOCABLY CONSENT TO THE EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR DELAWARE STATE COURT SITTING IN WILMINGTON, DELAWARE IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS CONTRIBUTION AGREEMENT AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.

                           5.7 Waiver. The waiver by any party of any instance of any other party's noncompliance with any obligation or responsibility herein shall not be deemed a waiver of other instances or of any party's remedies for such noncompliance. No delay or failure by a party to exercise any right or remedy against the other party will be construed as a waiver of that right or remedy. All remedies of the parties hereto are cumulative.

                            [SIGNATURE PAGES FOLLOW]





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                  IN WITNESS WHEREOF, the parties hereto have caused this
Contribution Agreement to be executed by their duly and lawfully authorized officers or legal representatives effective as of the day and year first above written.

                                             SWIFT FOODS COMPANY,
                                             a Delaware corporation


                                             By: /s/ PATRICK J. KOLEY
                                                 -------------------------------
                                             Name:  Patrick J. Koley
                                             Title: Vice President


                                             S&C HOLDCO 2, INC.,
                                             a Delaware corporation


                                             By: /s/ PATRICK J. KOLEY
                                                 -------------------------------
                                             Name:  Patrick J. Koley
                                             Title: Vice President


                                             S&C HOLDCO 3, INC.,
                                             a Delaware corporation


                                             By: /s/ PATRICK J. KOLEY
                                                 -------------------------------
                                             Name:  Patrick J. Koley
                                             Title: Vice President


                                             SWIFT & COMPANY,
                                             a Delaware corporation


                                             By: /s/ PATRICK J. KOLEY
                                                 -------------------------------
                                             Name:  Patrick J. Koley
                                             Title: Vice President


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